Exhibit 10.3

REINSTATEMENT AND FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT

This REINSTATEMENT AND FIRST amendment to PURCHASE AND SALE AGREEMENT (“Amendment”), dated as of December 7, 2021, is made by and among CHR VIII-PCP MHC Charlotte Dixie, L.L.C., a Delaware limited liability company (“Dixie Property Owner”), CHR VIII-PCP MHC Charlotte Dixie Owner, L.L.C., a Delaware limited liability company (“Dixie Mobile Home Owner”), CHR VIII-PCP MHC Charlotte Driftwood, L.L.C., a Delaware limited liability company (“Driftwood Property Owner”), CHR VIII-PCP MHC Charlotte Driftwood Owner, L.L.C.,
a Delaware limited liability company (“Driftwood Mobile Home Owner”), CHR VIII-PCP MHC Charlotte Meadowbrook, L.L.C., a Delaware limited liability company (“Meadowbrook Property Owner”), and CHR VIII-PCP MHC Charlotte Meadowbrook Owner, L.L.C., a Delaware limited liability company (“Meadowbrook Mobile Home Owner” and collectively with Dixie Property Owner, Dixie Mobile Home Owner, Driftwood Property Owner, Driftwood Mobile Home Owner, Meadowbrook Property Owner and Meadowbrook Mobile Home Owner, “Seller”), and MHP PURSUITS LLC, a North Carolina limited liability company (“Purchaser”), with reference to the following facts:

A. Dixie Property Owner, Driftwood Property Owner and Meadowbrook Property Owner (collectively, “Original Seller”) and Purchaser entered into that certain Purchase and Sale Agreement dated as of October 19, 2021 (the “Agreement”) for the purchase and sale of certain real property identified in the Agreement as the Dixie Real Property, the Meadowbrook Real Property and the Driftwood Real Property, as more particularly described in the Agreement. Except as otherwise expressly defined in this Amendment, all initially capitalized terms used in this Amendment have the same meanings as in the Agreement.

B. Certain mobile homes located on the Dixie Land (as described in Exhibit E-1), the Driftwood Land (as described in Exhibit E-2) and the Meadowbrook Land (as described in Exhibit E-3) and listed on Exhibit A attached hereto (collectively, the “Park Owned Homes”) are currently owned by Dixie Mobile Home Owner, Driftwood Mobile Home Owner and Meadowbrook Mobile Home Owner, respectively (collectively, the “POH Entities”).

C. Pursuant to Section 4.4 of the Agreement, Purchaser delivered to Seller a Due Diligence Termination Notice prior to the expiration of the Inspection Period and, accordingly, the Agreement was deemed terminated.

D. Seller and Purchaser now desire to reinstate and amend the Agreement as more particularly set forth below.

THEREFORE, for valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree to reinstate and amend the Agreement as follows:

1. Reinstatement; Ratification. The Agreement is hereby reinstated as of the date hereof, and as expressly amended hereby, is and shall remain in full force and effect, unmodified, in accordance with its terms.

2. Seller Entity; Park Owned Homes; Real Property. For purposes of transferring title to the Park Owned Homes to Purchaser at Closing, (a) the term “Seller” under the Agreement is hereby amended to collectively mean, and all references thereto in the Agreement shall collectively refer to, the Original Seller and the POH Entities and (b) the term “Property” shall include the POH Entities’ right, title and interest in and to the Park Owned Homes.

3. Approval of Property; Waiver of Termination Right. Purchaser hereby confirms that, notwithstanding anything to the contrary contained in the Agreement, (i) the Title and Survey Review Period and the Inspection Period have each expired, (ii) Purchaser has received all Property Documents required to be delivered by Seller to Buyer under the Agreement, (iii) Purchaser has had the opportunity to inspect such Property Documents and the Property (including the condition of title) and hereby confirms its acceptance of the same and (iv) except for Purchaser’s rights under Section 6.2.1 (Material Damage), 6.3 (Condemnation), 7.2 (Conditions to Close) and 10.2 (Purchaser’s Remedies), Purchaser has no further rights under the Agreement to terminate the Agreement. Purchaser has elected to assume all of the Service Contracts.

4. Purchase Price; Earnest Money; Payment of Purchase Price.

(a) Purchase Price. The Purchase Price set forth in Section 1.1.3 of the Agreement is hereby amended to be Two Million Five Hundred Thousand and 00/100 Dollars ($2,500,000.00). Notwithstanding the foregoing, the remainder of Section 1.1.3 of the Agreement shall remain unmodified except as otherwise modified herein and in full force and effect. The Purchase Price shall be paid as follows:

(i) Earnest Money. Notwithstanding anything to the contrary contained in the Agreement, including without limitation Article 3 of the Agreement, on or before 2:00 p.m. (CA Time) on December 10, 2021 (the “Earnest Money Delivery Date”), Purchaser shall deliver to Escrow Agent by wire transfer the sum of Two Hundred Thousand and 00/100 Dollars ($200,000.00) (the “Earnest Money”), which Earnest Money shall be immediately released to Seller and non-refundable to Purchaser under all circumstances except in the event Closing fails to occur due to a Seller default. If Purchaser fails to deliver the Earnest Money to Escrow Agent on or before the Earnest Money Delivery Date, Purchaser shall be deemed in breach of the Agreement and in addition to all other remedies available to Seller, Seller shall have the right, in Seller’s sole and absolute discretion, to immediately terminate the Agreement by delivering notice thereof to Purchaser, in which event, any portion of the Earnest Money that has previously been delivered by Purchaser to Escrow Agent shall be immediately delivered to Seller and thereafter the parties hereto shall have no further rights or obligations hereunder, except for rights and obligations which, by their terms, survive termination hereof.

(ii) Payment of Purchase Price. Provided this Agreement has not been terminated pursuant to Section 4(b), above, and notwithstanding anything to the contrary contained in the Agreement, as amended herein, on or before 2:00 p.m. (CA time) on the Closing Date (defined below), Purchaser shall deliver to Escrow Agent the sum of Eight Hundred Thousand and 00/100 Dollars ($800,000.00)(the “Additional Cash Down Payment”), which Additional Cash Down Payment shall be immediately released to Seller (subject to any adjustments or prorations set forth in the Agreement). The Earnest Money and the Additional Cash Down Payment shall be applied as a credit to the Purchase Price at Closing.

(iii) PCP Financing Portion of Purchase Price. The remainder of the Purchase Price shall be provided through the proceeds of a Promissory Note (defined below) as follows (the “PCP Financing”): together with Purchaser’s Closing deliveries to Escrow Agent pursuant to Section 7.4 of the Agreement, Purchaser shall deliver to Escrow Agent duly executed originals of the following documents: (a) a Secured Promissory Note (the “Promissory Note”) in the original principal amount of One Million Five Hundred Thousand and 00/100 Dollars ($1,500,000.00) made to the order and in favor of Pacific Current Partners, LLC, a California limited liability company (“PCP”) in the form of Exhibit B attached hereto, (b) a [Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing] in the form of Exhibit C attached hereto (the “Meadowbrook Mortgage”), which Meadowbrook Mortgage shall be recorded at Closing as a lien against the Meadowbrook Real Property to secure Purchaser’s obligations under the Promissory Note and (c) a [Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing] in the form of Exhibit D attached hereto (the “Dixie/Driftwood Deed of Trust”), which Dixie/Driftwood Deed of Trust shall be recorded at Closing as a lien against each of the Dixie Real Property and the Driftwood Real Property to secure Purchaser’s obligations under the Promissory Note. At Closing, PCP shall deliver the funds evidenced by the Promissory Note to the Escrow Agent, which shall be disbursed to Seller as a portion of the Purchase Price. If PCP elects, in PCP’s sole and absolute discretion, to obtain a lender’s policy in connection with the Seller Financing, Purchaser shall pay the cost of the customary and reasonable lender premium (including endorsements) therefor at Closing.

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(iv) Purchase Price Allocation. The Purchase Price shall be allocated among the Property owned by each Seller as set forth in Schedule 1.1.3 attached hereto (the “Allocation Schedule”), which Allocation Schedule replaces and supersedes in its entirety Schedule 1.1.3 attached to the Agreement.

5. Closing Date. The Closing Date set forth in Section 1.1.13 is hereby amended for all purposes under the Agreement to be December 16, 2021.

6. Survival of Representations and Warranties.

(a) Representations and Warranties. Notwithstanding anything to the contrary contained in the Agreement, including Section 9.3, the representations and warranties of Seller set forth in Section 9.1 shall not survive the Closing and shall instead be deemed merged into and waived by the instruments of Closing.

(b) Cap on Liability. The second to last sentence of Section 9.3 is hereby amended to delete the number “$110,000.00” and replace the same with “$50,000.00.”

7. Counterparts; Copies. This Amendment may be executed and delivered in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original, and all of which shall constitute one and the same instrument. Electronic signatures complying with the U.S. Federal ESIGN Act of 2000 (e.g., www.docusign.com) and PDF, photocopy and facsimile copies of signatures may be used in place and stead of original signatures with the same force and effect as originals..

8. Conflicts. If any conflict between this Amendment and the Agreement should arise, the terms of this Amendment shall control.

9. Continuing Effect; Time of Essence. There are no other amendments or modifications to the Agreement other than this Amendment. Except as expressly amended by this Amendment, the Agreement shall remain in full force and effect and is hereby ratified and reaffirmed. Time is of the essence of this Amendment and each and every provision hereof.

10. Authority. The individual(s) executing this Amendment on behalf of each party hereto hereby represent and warrant that he or she has the capacity, with full power and authority, to bind such party to the terms and provisions of this Amendment.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

SELLER:

DIXIE

CHR VIII-PCP MHC Charlotte DIXIE, L.L.C.,

a Delaware limited liability company

By:	CH Realty VIII-Pacific Current MHC Charlotte JV, L.L.C.,
a Delaware limited liability company,
its Managing Member

By:	Charlotte MHC LLC,
a Delaware limited liability company,
its Manager

By:	Pacific Current Partners, LLC,
a California limited liability company,
its Manager

By:	/s/ Spencer Engler-Coldren
Name:	Spencer Engler-Coldren
Title:	Manager

CHR VIII-PCP MHC Charlotte DIXIE owner, L.L.C.,

a Delaware limited liability company

By:	CH Realty VIII-Pacific Current MHC Charlotte Owner JV, L.L.C.,
a Delaware limited liability company,
its Managing Member

By:	Charlotte MHC LLC,
a Delaware limited liability company,
its Manager

By:	Pacific Current Partners, LLC,
a California limited liability company,
its Manager

By:	/s/ Spencer Engler-Coldren
Name:	Spencer Engler-Coldren
Title:	Manager

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

DRIFTWOOD

CHR VIII-PCP MHC Charlotte DRIFTWOOD, L.L.C.,

a Delaware limited liability company

By:	CH Realty VIII-Pacific Current MHC Charlotte JV, L.L.C.,
a Delaware limited liability company,
its Managing Member

By:	Charlotte MHC LLC,
a Delaware limited liability company,
its Manager

By:	Pacific Current Partners, LLC,
a California limited liability company,
its Manager

By:	/s/ Spencer Engler-Coldren
Name:	Spencer Engler-Coldren
Title:	Manager

CHR VIII-PCP MHC Charlotte DRIFTWOOD owner, L.L.C.,

a Delaware limited liability company

By:	CH Realty VIII-Pacific Current MHC Charlotte Owner JV, L.L.C.,
a Delaware limited liability company,
its Managing Member

By:	Charlotte MHC LLC,
a Delaware limited liability company,
its Manager

By:	Pacific Current Partners, LLC,
a California limited liability company,
its Manager

By:	/s/ Spencer Engler-Coldren
Name:	Spencer Engler-Coldren
Title:	Manager

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

MEADOWBROOK

CHR VIII-PCP MHC Charlotte MEADOWBROOK, L.L.C.,

a Delaware limited liability company

By:	CH Realty VIII-Pacific Current MHC Charlotte JV, L.L.C.,
a Delaware limited liability company,
its Managing Member

By:	Charlotte MHC LLC,
a Delaware limited liability company,
its Manager

By:	Pacific Current Partners, LLC,
a California limited liability company,
its Manager

By:	/s/ Spencer Engler-Coldren
Name:	Spencer Engler-Coldren
Title:	Manager

CHR VIII-PCP MHC Charlotte MEADOWBROOK owner, L.L.C.,

a Delaware limited liability company

By:	CH Realty VIII-Pacific Current MHC Charlotte Owner JV, L.L.C.,
a Delaware limited liability company,
its Managing Member

By:	Charlotte MHC LLC,
a Delaware limited liability company,
its Manager

By:	Pacific Current Partners, LLC,
a California limited liability company,
its Manager

By:	/s/ Spencer Engler-Coldren
Name:	Spencer Engler-Coldren
Title:	Manager

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

PURCHASER:

MHP PURSUITS LLC,
a North Carolina limited liability company

By:	/s/ Adam Martin
Name:	Adam Martin
Title:	CIO

EXHIBIT A

LIST OF PARK OWNED HOMES

EXHIBIT A

EXHIBIT B

FORM OF PROMISSORY NOTE

[filed separately as Exhibit 10.5]

EXHIBIT B

EXHIBIT C

FORM OF MEADOWBROOK MORTGAGE

[filed separately as Exhibit 10.8]

EXHIBIT C

EXHIBIT D

FORM OF DIXIE/DRIFTWOOD DEED OF TRUST

[filed separately as Exhibit 10.6 and Exhibit 10.7]

EXHIBIT D

EXHIBIT E-1

DIXIE LAND

FIRST TRACT: BEGINNING AT AN IRON STAKE, WILLEFORD'S CORNER AND RUNS THENCE N. 37 E. 630 FEET TO AN IRON STAKE ON THE NORTH EDGE OF GOLD STREET; THENCE WITH GOLD STREET, S. 83 ½ E. 107 ¼ FEET TO AN IRON STAKE, CORNER OF EDGAR VAN WRIGHT'S LOT; THENCE SOUTHWEST ALONG HIS LINE 150 FEET TO A STAKE; THENCE S. 83 ½ E. ALONG HIS LINE 120 FEET, MORE OR LESS, TO A STAKE, CORNER OF EDGAR VAN WRIGHT'S LOT AND IN THE LINE RUNNING FROM GOLD STREET S. 10 E.; THENCE S. 10 E. 205 FEET TO A STONE; THENCE S. 66 W. 532 FEET TO A STAKE IN GORFORTH'S LINE; THENCE N. 63 W. 148 FEET TO THE BEGINNING AND BEING THE SAME LAND CONVEYED BY T. N. WRIGHT AND WIFE, L. V. WRIGHT TO FLETCHER WRIGHT BY DEED DATED 30TH OF SEPTEMBER, 1939, NOW ON RECORD IN THE CLEVELAND COUNTY REGISTRY IN BOOK 5-C AT PAGE 137.

SECOND TRACT: BEGINNING AT AN I RON STAKE IN THE NORTH EDGE OF GOLD STREET, CORNER OF MCDANIEL LOT (FORMERLY ELAM'S CORNER), AND RUNS SOUTH 10 EAST 150 FEET TO A STAKE; THENCE A NEW LINE WEST 120 FEET, MORE OR LESS, TO A STAKE IN LINE OF FLETCHER WRIGHT'S LOT; THENCE WITH HIS LINE NORTH 17 ½ EAST 150 FEET TO A STAKE IN NORTH EDGE OF GOLD STREET; THENCE S. 83 ½ EAST ALONG AND WITH GOLD STREET 53 2/3 FEET TO A STAKE, THE BEGINNING CORNER.

EXCEPTING, HOWEVER, THAT LOT CONVEYED BY FLETCHER WRIGHT, ET UX, TO MRS. EFFIE JONES IN THAT DEED RECORDED INDEED BOOK 5C, PAGE 198, OF THE CLEVELAND COUNTY REGISTRY, AND ALSO EXCEPTING THOSE PROPERTIES CONVEYED TO THE CITY OF KINGS MOUNTAIN IN THOSE DEEDS RECORDED IN DEED BOOK 9-G, PAGE 601, AND DEED BOOK 10-B, PAGE 23, OF THE SAID CLEVELAND COUNTY REGISTRY.

ALSO BEING DESCRIBED AS:

BEGINNING AT A FOUND 5/8" IRON ROD LOCATED AT WILLEFORD'S CORNER (NOW OR FORMERLY); THENCE N37%%D00'00"E, A DISTANCE OF 597.73 FEET TO A FOUND 1" IRON PIPE LOCATED IN THE SOUTH RIGHT-OF-WAY LINE OF WEST GOLD STREET; THENCE S 88%%D25'42"E ALONG SAID SOUTH RIGHT-OF-WAY LINE AS DISTANCE OF 65.13 FEET TO A FOUND 5/8" IRON ROD; THENCE DEPARTING SAID SOUTH RIGHT-OF-WAY LINE RUN S 09%%D23'26" W, A DISTANCE OF 172.04 FEET TO A FOUND 5/8" IRON ROD; THENCE S 85%%d14'22" E, A DISTANCE OF 59.86 FEET TO A FOUND 1" IRON PIPE; THENCE N 09%%D23'26" E, A DISTANCE OF 175.40 FEET TO A FOUND 1" IRON PIPE LOCATED IN THE SOUTH RIGHT-OF-WAY LINE OF SAID WEST GOLD STREET; THENCE S 88%%D25'42" E, ALONG SAID SOUTH RIGHT-OF-WAY LINE A DISTANCE OF 75.35 FEET TO A FOUND 1" IRON PIPE; THENCE DEPARTING SAID SOUTH RIGHT-OF-WAY LINE RUN S 10%%D53'22" E, A DISTANCE OF 333.34 FEET TO A FOUND DRILL HOLE; THENCE S 67%%D02'38" W, A DISTANCE

EXHIBIT E-1

EXHIBIT E-2

DRIFTWOOD LAND

EXHIBIT E-2

EXHIBIT E-3

MEADOWBROOK LAND

TRACT 1

(g) A TRACT OF LAND SITUATED IN YORK COUNTY, SOUTH CAROLINA, CITY OF YORK; SAID TRACT BEING THE SAME AS THAT RECORDED IN PLAT BOOK 34, PAGE 21, R.M.C. OFFICE OF AFORESAID COUNTY AND STATE; SAID TRACT BEING MORE PRACTICALLY DESCRIBED BY THE FOLLOWING METES AND BOUNDS, THE BEARINGS OF WHICH ARE BASED ON SOUTH CAROLINA GRID:

COMMENCE AT A 1/2-INCH REBAR AT THE INTERSECTION OF THE WESTERLY RIGHT-OF-WAY LINE OF HALL STREET (VARIABLE RIGHT-OF-WAY) WITH THE NORTHERLY RIGHT-OF-WAY LINE OF WOOD STREET (VARIABLE RIGHT-OF-WAY); THENCE S62°36'52"W ALONG SAID NORTHERLY RIGHT-OF-WAY LINE OF WOOD STREET FOR A DISTANCE OF 200.05 FEET TO A 1-INCH IRON PIPE AT THE SOUTHWESTERLY CORNER OF LANDS NOW OR FORMERLY OWNED BY TABERNACLE OF PARISE FULL GOSPEL CHURCH (DB 12141 PG 112) AND THE POINT OF BEGINNING OF THE TRACT HEREIN DESCRIBED; THENCE CONTINUE ALONG SAID RIGHT-OF-WAY S62°34'15"W FOR A DISTANCE OF 321.28 FEET; THENCE ALONG THE EASTERLY & NORTHERLY-WESTERLY BOUNDARY OF LANDS NOW OR FORMERLY OWNED BY ALAN WITHROW TRUSTEE (DB 1003 PG 63); THENCE ALONG SAID WITHROW LANDS FOR THE FOLLOWING COURSES AND DISTANCES: N30°31'45"W FOR A DISTANCE OF 120.00 FEET; S62°34'15"W FOR A DISTANCE OF 150.00 FEET; S30°31'45"E FOR A DISTANCE OF 120.00 FEET TO A IRON ROD; THENCE S27°20'01"E ALONG WESTERLY RIGHT-OF-WAY LINE OF SAID WOOD STREET FOR A DISTANCE OF 39.21 FEET TO 1/2-INCH IRON ROD; THENCE ALONG THE NORTH-NORTHWESTERLY LINES OF LANDS NOW OR FORMERLY OWNED BY LARKIN (DB 12141 PG 252) FOR THE FOLLOWING COURSES AND DISTANCES: S61°02'38"W OR A DISTANCE OF 114.16 FEET TO A 1-INCH IRON PIPE; S25°28'42"E FOR A DISTANCE OF 108.74 FEET TO A 1-INCH IRON PIPE; THENCE S58°18'00"W ALONG THE NORTHERLY LINE OF LANDS NOW OR FORMERLY OWNED BY SAID LARKIN AND COCHRAN (DB 15878 PG 63) FOR A DISTANCE OF 179.33 FEET; THENCE S54°14'00"W ALONG THE NORTHERLY LINE OF LANDS NOW OR FORMERLY OWNED BY ROOT (DB 16614 PG 365) FOR A DISTANCE OF 126.72 FEET TO A 1-INCH IRON PIPE IN THE CENTER OF AND OLD RAILROAD BED PRESENTLY KNOWN AS THE CAROLINA & NORTHWESTERN RAIL TRAIL; THENCE ALONG SAID RAILROAD BED FOR THE FOLLOWING COURSES AND DISTANCES: N05°49'03"W FOR A DISTANCE OF 337.84 FEET; N02°32'19"W FOR A DISTANCE OF 307.26 FEET; N03°51'48"W FOR A DISTANCE OF 73.17 FEET TO A 1/2-INCH IRON ROD; NORTHERLY 401.03 FEET ALONG A,CURVE TO THE RIGHT, CONCAVE TO THE EAST, HAVING A CENTRAL ANGLE OF 18°32'49", A RADIUS OF 1238.87 FEET, AND A CHORD BEARING AND DISTANCE OF N02°55'03"E AND 399.28 FEET TO AN IRON ROD WITH AEI CAP ON THE SOUTHERLY RIGHT-OF-WAY LINE OF N. CONGRESS STREET (VARIABLE RIGHT-OF-WAY); THENCE ALONG THE WESTERLY-SOUTHERLY LINES OF LANDS NOW OR FORMERLY OWNED BY NORMAN (DB

EXHIBIT E-3

15601 PG 217) FOR THE FOLLOWING COURSES AND DISTANCES: S48°17'49"E FOR A DISTANCE OF 58.32 FEET TO 3/4-INCH IRON PIPE; S43°09'44"E FOR A DISTANCE OF 350.27 FEET TO A 5/8-INCH IRON ROD; N47°17'03"E FOR A DISTANCE OF 162.98 FEET TO A 5/8 INCH REBAR; THENCE N52°45'29"E ALONG THE SOUTHERLY LINE OF LANDS NOW OR FORMERLY OWNED BY KURTH (DB 15864 PG 294), ROBINSON (DB 1311 PG 11), AND MCDOWELL (DB 16232 PG 312) FOR A DISTANCE OF 329.18 FEET TO THE WESTERLY RIGHT-OF-WAY LINE OF SAID HALL STREET; THENCE S29°40'38"E ALONG SAID HALL STREET RIGHT-OF-WAY LINE FOR A DISTANCE OF 330.33 FEET TO A 1/2-INCH IRON ROD; THENCE ALONG THE NORTHERLY-WESTERLY BOUNDARY OF SAID TABERNACLE CHURCH LANDS FOR THE FOLLOWING COURSE AND DISTANCES: S62"06'38"W FOR A DISTANCE OF 202.35 FEET TO A 2-INCH IRON PIPE; S27°37'52"E FOR A DISTANCE OF 197.51 FEET TO THE POINT OF BEGINNING OF SAID TRACT.

SAID TRACT CONTAINING 11.219 ACRES AS DEPICTED ON AN ALTA/NSPS LAND TITLE SURVEY PREPARED BY AEI CONSULTANTS (JOB 408173).

TRACT2

(h) A TRACT OF LAND SITUATED IN YORK COUNTY, SOUTH CAROLINA, CITY OF YORK; SAID TRACT BEING THE SAME AS THAT RECORDED IN PLAT BOOK 34, PAGE 21, R.M.C. OFFICE OF AFORESAID COUNTY AND STATE; SAID TRACT BEING MORE PRACTICALLY DESCRIBED BY THE FOLLOWING METES AND BOUNDS, THE BEARINGS OF WHICH ARE BASED ON SOUTH CAROLINA GRID:

COMMENCE AT A 1/2-INCH REBAR AT THE INTERSECTION OF THE WESTERLY RIGHT-OF-WAY LINE OF HALL STREET (VARIABLE RIGHT-OF-WAY) WITH THE NORTHERLY RIGHT-OF-WAY LINE OF WOOD STREET (VARIABLE RIGHT-OF-WAY); THENCE ALONG THE NORTH-NORTHWESTERLY RIGHT-OF-WAY LINE OF SAID WOOD STREET FOR THE FOLLOWING COURSES AND DISTANCES: S62°36'52"W ALONG SAID NORTHERLY RIGHT-OF-WAY LINE OF WOOD STREET FOR A DISTANCE OF 200.05 FEET TO A 1-INCH IRON PIPE AT THE SOUTHWESTERLY CORNER OF LANDS NOW OR FORMERLY OWNED BY TABERNACLE OF PARISE FULL GOSPEL CHURCH (DB 12141 PG 112); S62°34'15"W FOR A DISTANCE OF 321.28 FEET TO THE POINT OF BEGINNING OF THE TRACT HEREIN DESCRIBED; THENCE CONTINUE ALONG SAID RIGHT-OF-WAY S62°34'15"W FOR A DISTANCE OF 150.00 FEET TO A 1/2-INCH ROD; THENCE ALONG THE EASTERLYSOUTHERLY-WESTERLY BOUNDARY OF LANDS NOW OR FORMERLY OWNED BY MEADOWBROOK MHP (DB 913 PG 208) FOR THE FOLLOWING COURSES AND DISTANCES: N30°31'45"W FOR A DISTANCE OF 120.00 FEET; N62°34'15"E FOR A DISTANCE OF 150.00 FEET; S30°31'45"E FOR DISTANCE OF 120.00 FEET TO THE POINT OF BEGINNING OF SAID TRACT.

SAID TRACT CONTAINING 0.413 ACRES AS DEPICTED ON AN ALTA/NSPS LAND TITLE SURVEY PREPARED BY AEI CONSULTANTS (JOB 408173).

EXHIBIT E-4

7

SCHEDULE 1.1.3

PURCHASE PRICE ALLOCATION

Dixie Property (not including Park Owned Homes)	$999,999.00
Dixie Park Owned Homes	$1.00
Driftwood Property (not including Park Owned Homes)	$999,999.00
Driftwood Park Owned Homes	$1.00
Meadowbrook Property (not including Park Owned Homes)	$499,999.00
Meadowbrook Park Owned Homes	$1.00

EXHIBIT E-5